EXHIBIT 10.12


                     PROMISSORY NOTE AND SECURITY AGREEMENT


         THIS PROMISSORY NOTE AND SECURITY AGREEMENT (the "Agreement" or "Note") is made this _____ day of May, 1998 by and between JAMES R. CURRIER, a North Carolina resident ("Borrower") and THE PRIMA GROUP INTERNATIONAL, INC., a corporation organized under the laws of State of Delaware ("Lender" or "Company").

                                   WITNESSETH

         WHEREAS Lender has agreed to lend to Borrower the principal amount of $600,000 in order to retire certain indebtedness to Miojusti Investments BV; and

         WHEREAS to induce Lender to provide the loan, Borrower has agreed to grant Lender a security interest in certain collateral;

         NOW THEREFORE, based upon the premises and the mutual promises and covenants set forth herein, the parties agree as follows:

         1. Loan. FOR VALUE RECEIVED, the undersigned Borrower promises to pay Lender or order at 447 S. Sharon Amity Road, Suite 250, Charlotte, North Carolina or such other place as the holder of this Note may designate, the principal sum of SIX HUNDRED THOUSAND DOLLARS ($600,000), or so much as has been advanced hereunder with interest thereon accruing from the date hereof at an annual rate of six percent (6%).


         2. Terms. Interest only shall be payable in eight (8) annual installments on the anniversary date hereof in each year, beginning in 1999, with the principal and accrued interest, together with all unpaid sums under this Note being payable on the anniversary date in 2006. In the event that any installment of interest and principal shall not have been paid on or before its respective due date, and shall remain delinquent for more than fifteen (15) days thereafter, then the Lender may charge a penalty of four percent (4%) on said late installment. In the event that the due date for any installment is not a business day, the payment required for such date shall be made on the first preceding business day.


         All payments of principal and interest shall be made in lawful money of the United States which shall be the legal tender in payment of all debts, public and private, at the time of payment.

         This Note may be prepaid in whole or in part without penalty or premium. Partial prepayments shall be applied first to principal and then to accrued and unpaid interest.

         This Note is secured by a security interest in the Collateral as herein defined.


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         3.  Security  Interest.  Borrower  hereby  hypothecates  and  grants  a security interest to Lender in his 60,000 shares of common stock of The PRIMA Group International, Inc. (the "Collateral"). Borrower agrees to do all acts necessary to give Lender "control" of the Collateral, as that term is defined by the Uniform Commercial Code in Section 8-106, including but not limited to delivering the Collateral stock certificate(s) to Lender and endorsing such certificate(s) to Lender or in blank or having such certificates registered in the name of Lender.

         4. Title. Borrower represents and warrants that he has title to the Collateral, and that he is not prohibited by contract, judgment or decree from entering into this Agreement, granting the security interest created by this Agreement and performing his obligations under this Agreement.

         5. UCC Financing Statements. Borrower agrees to execute at any reasonable time and from time to time such other documents or instruments, including financing statements under the Uniform Commercial Code, necessary or appropriate to perfect and to continue in force the security interest created by this Agreement.

         6.       Default and Remedies.

                  (a) The following events shall constitute a default under this
Agreement:

                           (i) Failure to pay the installments under this Agreement when due; and

                           (ii) A breach of the representations, warranties or covenants of this Agreement after failure by Borrower to cure the same within fifteen
                                    (15) days of receipt by Borrower of notice from or on behalf of Lender identifying the breach.

                  (b) Upon the occurrence of a default, Lender shall have the right to take possession of the Collateral and to apply the Collateral against the outstanding indebtedness and to take any other actions or remedies provided to a secured party or permitted under the Uniform Commercial Code.

         7. Waivers. All parties to this Agreement, including the undersigned and any sureties, endorsers or guarantors, hereby waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration of maturity, and all defenses on the ground of extension of time for payment hereof, and agree to continue and remain bound for the payment of principal, interest and all other sums payable hereunder, notwithstanding any change or changes by way of release, surrender, exchange, or substitution of any security for this Note or by way of any extension of extensions of time for the payment of principal; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice to or consent of any of them. The rights and remedies of the holder as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur,

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

and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.


         8. Forgiveness of Indebtedness. The remaining outstanding indebtedness under this Agreement will be cancelled if:

                  (a) Borrower's employment is terminated by Lender without cause or Borrower's employment agreement is not renewed by Lender;

                  (b) Substantially all of the assets or stock of Lender are sold (including a merger where Lender is not the surviving eneity) for a per share consideration greater than or equal to 130% of the offering price of Lender's common stock in the initial public offering ("IPO");

                  (c) Lender receives gross proceeds of $30 million or more from a follow-on public offering of equity or debt securities;

                  (d) There is a 100% increase as of the end of any fiscal year in Lender's stockholders' equity or market capitalization, based upon public float, as compared to those results at the end of the month in which the IPO is consummated; or

                  (e) There is a 100% increase as of the end of any fiscal year in the Company's total revenues or net income as compared to those results for the year ended December 31, 1997.


         9.       Miscellaneous.

                  (a) Maximum Interest. Nothing herein contained, nor any transaction related hereto, shall be construed or so operate as to require the undersigned, or any party liable for payment of this Note, to pay interest at a greater rate than the maximum allowed by applicable law. Should any interest or other charges paid or payable by the undersigned, or any party liable for the payment of the Note, in connection herewith, result in the computation or earning of interest in excess of the maximum allowed by applicable law, then any and all such excess paid shall be automatically credited against and in reduction of the balance due under this Note, and the portion of said excess which exceeds the balance due under this Note shall be paid by the then holder hereof to the undersigned and parties liable for the payment of this Note.

                  (b) Attorneys' Fees. In addition to all amounts due under this Note, the undersigned agrees to pay reasonable attorneys' fees actually incurred at the usual hourly rate of such attorneys when and if this Note is placed in the hands of an attorney for collection after default.

                  (c) Governing Law. This Note shall be governed by, and shall be interpreted, construed and enforced in accordance with, the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the undersigned has executed this Note under seal, this the day and year first above written.


                                        _______________________________(Seal)
                                        James R. Currier



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